SUBSCRIPTION AGREEMENT




                            DATED AS OF MARCH 7, 2000

                                 BY AND BETWEEN


                         TITAN MOTORCYCLE CO. OF AMERICA


                                       AND


                             ADVANTAGE FUND II LTD.


                                   ----------


                      SERIES B CONVERTIBLE PREFERRED STOCK


                                       AND


                         COMMON STOCK PURCHASE WARRANTS

                             SUBSCRIPTION AGREEMENT

                      SERIES B CONVERTIBLE PREFERRED STOCK
                                       AND
                         COMMON STOCK PURCHASE WARRANTS

                         TITAN MOTORCYCLE CO. OF AMERICA

                                                                            PAGE

1. AGREEMENT TO
   SUBSCRIBE................................................................  1
   (a) Subscription.........................................................  1
   (b) Closing..............................................................  1
   (c) Form of Payment......................................................  2

2. BUYER REPRESENTATIONS, WARRANTIES, ETC...................................  2
   (a) Purchase for Investment..............................................  2
   (b) Accredited Investor..................................................  2
   (c) Reoffers and  Resales................................................  2
   (d) Company Reliance.....................................................  2
   (e) Information Provided.................................................  2
   (f) Absence of Approvals.................................................  3
   (g) Subscription Agreement...............................................  3

3. COMPANY REPRESENTATIONS, WARRANTIES, ETC.................................  3
   (a) Organization and
       Authority............................................................  3
   (b)
       Capitalization.......................................................  3
   (c) Concerning the Shares and the Common Stock...........................  5
   (d) Subscription Agreement and Other Transaction Documents...............  5
   (e) Non-contravention....................................................  5
   (f) Approvals............................................................  6
   (g) Information Provided.................................................  6
   (h) Absence of Certain Changes...........................................  6
   (i) Absence of Certain Proceedings.......................................  7
   (j) Properties...........................................................  7
   (k) Labor Relations......................................................  8
   (l) SEC Filings..........................................................  8
   (m) Absence of Brokers, Finders, Etc.....................................  8
   (n) No Solicitation......................................................  8
   (o) Certain Issuances of Securities......................................  9
   (p) Absence of Rights Agreement..........................................  9

4. CERTAIN COVENANTS AND
   ACKNOWLEDGMENTS..........................................................  9
   (a) Transfer Restrictions................................................  9

   (b) Restrictive Legend...................................................  9
   (c) Registration Rights Agreement........................................ 11
   (d) Form D............................................................... 11
   (e) Authorization for Trading............................................ 11
   (f) Use of Proceeds...................................................... 11
   (g) Blue Sky Laws........................................................ 11
   (h) Certain Expenses..................................................... 12
   (i) Certain Issuances of Securities...................................... 12
   (j) Certain Selling Restrictions......................................... 13
   (k) Transactions with Affiliates......................................... 14
   (l) Best Efforts......................................................... 14

5. TRANSFER AGENT AGREEMENT................................................. 14
   (a) Transfer Agent Agreement............................................. 14
   (b) Conversion Procedure................................................. 15

6. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL AND ISSUE................. 15

7. CONDITIONS TO THE BUYER'S OBLIGATION TO PURCHASE......................... 15

8. MISCELLANEOUS............................................................ 16
   (a) Governing Law........................................................ 16
   (b) Counterparts......................................................... 16
   (c) Headings, etc........................................................ 17
   (d) Severability......................................................... 17
   (e) Amendments........................................................... 17
   (f) Waivers.............................................................. 17
   (g) Notices.............................................................. 17
   (h) Assignment........................................................... 17
   (i) Survival of Representations and Warranties........................... 18
   (j) Entire Agreement..................................................... 18
   (k) Termination.......................................................... 18
   (l) Further Assurances................................................... 18
   (m) Public Statements, Press Releases, Etc............................... 18
   (n) Construction......................................................... 19


SCHEDULES

Schedule 3(b)     Convertible Securities
Schedule 3(h)     Material Liabilities, Debts or Obligations
Schedule 3(i)     Certain Proceedings
Schedule 3(j)     Claims Against Company Proprietary Rights
Schedule 4(k)     Transactions with Affiliates

ANNEXES

Annex I     Form of Certificate of Designations
Annex II    Form of Common Stock Purchase Warrant
Annex III   Form of Registration Rights Agreement
Annex IV    Form of Transfer Agent Agreement
Annex V     Form of Notice of Conversion of Series B Convertible Preferred Stock
Annex VI    Form of Opinion of Counsel to Be Delivered on Closing Date
Annex VII   Form of Opinion of Nevada Counsel to Be Delivered on Closing Date

                             SUBSCRIPTION AGREEMENT

     THIS SUBSCRIPTION AGREEMENT, dated as of March 7, 2000, by and between TITAN MOTORCYCLE CO. OF AMERICA, a Nevada corporation (the "Company"), with headquarters located at 2222 West Peoria Avenue, Phoenix, Arizona 85029, and ADVANTAGE FUND II LTD., a British Virgin Islands corporation (the "Buyer").

                                  WITNESSETH:
                                  -----------

     WHEREAS, the Buyer wishes to purchase, upon the terms and subject to the conditions of this Agreement, shares of non-voting, convertible preferred stock of the Company which will be convertible into shares of Common Stock, $.001 par value (the "Common Stock"), of the Company and in connection therewith the Company is to issue to the Buyer warrants to purchase shares of Common Stock as provided in this Agreement; and

     WHEREAS, the Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 of Regulation D ("Regulation D") as promulgated by the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act");

     NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. AGREEMENT TO SUBSCRIBE; PURCHASE PRICE.

     (a) SUBSCRIPTION. The Buyer hereby agrees to purchase from the Company the number of shares (the "Preferred Shares") of Series B Convertible Preferred Stock, $.001 par value (the "Preferred Stock"), of the Company set forth on the signature page of this Agreement, having the terms and conditions as set forth in the form of the Certificate of Designations of the Series B Convertible Preferred Stock attached hereto as ANNEX I (the "Certificate of Designations") at the price per share and for the aggregate purchase price set forth on the signature page of this Agreement (the "Purchase Price"). In connection with the purchase of the Preferred Shares by the Buyer, the Company shall issue to the Buyer Common Stock Purchase Warrants in the form attached hereto as ANNEX II (the "Warrants") to purchase the number of shares of Common Stock set forth on the signature page of this Agreement. The shares of Common Stock issuable upon exercise of the Warrants are referred to herein as the "Warrant Shares." The Warrant Shares and the shares of Common Stock issuable upon conversion of the Preferred Shares are referred to herein collectively as the "Common Shares." The Common Shares and the Preferred Shares are referred to herein collectively as the "Shares." The Shares and the Warrants are referred to herein collectively as the "Securities." As used in this Agreement, the term "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law to remain closed.

     (b) CLOSING. The issuance and sale of the Preferred Shares and the issuance of the Warrants (the "Closing") shall occur at 12:00 noon, New York City time on the date (the "Closing Date") on which the parties' respective conditions set forth in Sections 6 and 7 have been satisfied or waived, or such other mutually agreed to date and time. The Closing shall occur on the Closing Date at the office of Siller Wilk LLP, 747 Third Avenue, New York, New York 10017. At the Closing, upon the terms and subject to the conditions of this Agreement, (1) the Company shall issue and deliver to the Buyer the Preferred Shares and the Warrants against payment by the Buyer to the Company of an amount equal to the Purchase Price, and (2) the Buyer shall pay to the Company an amount equal to the Purchase Price against delivery by the Company to the Buyer of the Preferred Shares and the Warrants. The certificates for the Preferred Shares and the Warrants shall be registered in the name of the buyer or its nominee.

     (c) FORM OF PAYMENT. Payment by the Buyer of the Purchase Price to the Company on the Closing Date shall be made by wire transfer of immediately available funds to:

          Bank of America
          101 North First Avenue
          Phoenix, Arizona  85003
          ABA# 122101706

          For credit to account No.   000943061181
          For credit to the account of Titan Motorcycle Co. of America
          Reference:  Advantage

     2. BUYER REPRESENTATIONS, WARRANTIES, ETC.

     The Buyer represents and warrants to, and covenants and agrees with, the Company as follows:

     (a) PURCHASE FOR INVESTMENT. The Buyer is purchasing the Preferred Shares and acquiring the Warrants, and will acquire the Common Shares upon conversion of the Preferred Shares or exercise of the Warrants, for its own account for investment only and not with a view towards the public sale or distribution thereof;

     (b) ACCREDITED INVESTOR. The Buyer is an "accredited investor" as that term is defined in Rule 501 of the General Rules and Regulations under the 1933 Act by reason of Rule 501(a)(3);

     (c) REOFFERS AND RESALES. All subsequent offers and sales of the Securities by the Buyer shall be made pursuant to registration of the Securities being offered and sold under the 1933 Act or pursuant to an exemption from registration;

     (d) COMPANY RELIANCE. The Buyer understands that the Preferred Shares are being offered and sold, the Warrants are being issued, and the Common Shares are being offered, in each case to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Preferred Shares and the Warrants and to receive an offer of the Common Shares;

     (e) INFORMATION PROVIDED. The Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Preferred Shares and the issuance of the Warrants and the offer of the Common Shares which have been requested by the Buyer; the Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received satisfactory answers to any such inquiries; without limiting the generality of the foregoing, the Buyer has had the opportunity to obtain and to review the Company's (1) Annual Report on Form 10-KSB for the fiscal year ended January 2, 1999 (as amended by Amendment No. 1 thereto on Form 10-KSB/A) (the "1998 10-K"),
(2) Quarterly Reports on Form 10-QSB for the fiscal quarters ended April 3, 1999, July 3, 1999 and October 2, 1999 (as amended by Amendment No. 1 thereto on Form 10-QSB/A), (3) Current Reports on Form 8-K, dated December 28, 1998, January 8, 1999 and September 17, 1999 and (4) definitive proxy statement for the Company's 1999 Annual Meeting of Shareholders held on May 12, 1999, in each case as filed with the SEC (collectively, the "SEC Reports"); and the Buyer understands that its investment in the Shares involves a high degree of risk;

     (f) ABSENCE OF APPROVALS. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Shares;

     (g) SUBSCRIPTION AGREEMENT. This Agreement, the Registration Rights Agreement, in the form attached hereto as ANNEX III (the "Registration Rights Agreement"), and the Transfer Agent Agreement, in the form attached hereto as ANNEX IV (the "Transfer Agent Agreement"), have been duly and validly authorized by the Buyer, this Agreement has been duly executed and delivered by the Buyer, and this Agreement is, and the Registration Rights Agreement and the Transfer Agent Agreement, when executed and delivered by the Buyer, will be, valid and binding agreements of the Buyer enforceable in accordance with their respective terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally; and

     (h) ABSENCE OF BROKERS, FINDERS, ETC. No broker, finder or similar person engaged by the Buyer is entitled to any commission, fee or other compensation in connection with the transactions contemplated by this Agreement and the Buyer shall pay, and indemnify and hold harmless the Company from, any claim made against the Company by any such person for any such commission, fee or other compensation.

     3. COMPANY REPRESENTATIONS, WARRANTIES, ETC.

     The Company represents and warrants to, and covenants and agrees with, the Buyer that:

     (a) ORGANIZATION AND AUTHORITY. Each of the Company and its subsidiary, Titan Motorcycle GmbH, a corporation organized under the laws of Germany (the "Subsidiary"), is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all requisite corporate power and authority to (i) own, lease and operate its properties and to carry on its business as now being conducted, and (ii) to execute, deliver and perform its obligations under this Agreement, the Certificate of Designations, the Warrants, the Registration Rights Agreement, the Transfer Agent Agreement, and the other agreements to be executed and delivered by the Company in connection herewith, and to consummate the transactions contemplated hereby and thereby. Each of the Company and the Subsidiary is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions wherein such qualification is necessary and where failure so to qualify could have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company and the Subsidiary, taken as a whole. The Company has no subsidiaries or equity investment in any person other than the Subsidiary.

     (b) CAPITALIZATION. The authorized capital stock of the Company consists of
(1) 90,000,000 shares of Common Stock of which 17,181,187 shares were outstanding on February 29, 2000, all of which are fully paid and nonassessable; and (2) 10,000,000 shares of Preferred Stock, $.001 par value, of which (A) 4,000 shares are designated as Series A Convertible Preferred Stock, of which 3,973 shares are issued and outstanding and (B) 2,000 shares of which will be designated as Series B Convertible Preferred Stock and will be issued pursuant to this Agreement and the other subscription agreement for the purchase of shares of Preferred Stock and the acquisition of common stock purchase warrants being entered into in connection herewith (the "Other Subscription Agreement"); and on the Closing Date there will be (x) no material increase from February 29, 2000 in the number of shares of Common Stock outstanding and (y) no issuances of preferred stock except as issued pursuant to this Agreement and the Other Subscription Agreement. As of February 29, 2000, the Company had outstanding options, warrants and similar rights entitling the holders to purchase 1,285,000 shares of Common Stock. Other than as set forth in the preceding, sentence and on SCHEDULE 3(B) to this Agreement, the Company does not have outstanding any material amount of securities (or obligations to issue any such securities) convertible into, exchangeable for or otherwise entitling the holders thereof to acquire shares of Common Stock, except as disclosed in the SEC Reports. The Company has duly reserved from its authorized and unissued shares of Common
Stock the full number of shares required for (a) all options, warrants, convertible securities and other rights to acquire shares of Common Stock which are outstanding and (b) all shares of Common Stock and options and other rights to acquire shares of Common Stock which may be issued or granted under the stock option and similar plans which have been adopted by the Company or the Subsidiary. No antidilution or similar adjustment affecting any outstanding class or series of securities will arise by reason of the issuance or conversion of the Preferred Shares or the issuance or exercise of the Warrants or the issuance or conversion of the shares of Preferred Stock and the issuance or exercise of the warrants to be issued pursuant to the Other Subscription Agreement. The outstanding shares of Common Stock and outstanding options, warrants and other securities convertible into, exchangeable for or otherwise entitling the holder thereof to acquire shares of Common Stock have been duly authorized and validly issued. None of such outstanding shares of Common Stock, options, warrants and other securities has been issued in violation of the preemptive rights of any securityholder of the Company. The offers and sales of the outstanding shares of Common Stock and such options, warrants and other securities were at all relevant times either registered under the 1933 Act and applicable state securities laws or exempt from such requirements. Except as set forth on SCHEDULE 3(B), no holder of any of the Company's securities has any rights, "demand," "piggy-back" or otherwise, to have such securities registered by reason of the intention to file, filing or effectiveness of the Registration Statement (as defined in the Registration Rights Agreement).

     (c) CONCERNING THE SHARES AND THE COMMON STOCK. The Shares have been duly authorized. The Preferred Shares, when issued and paid for in accordance with this Agreement, and the Common Shares, when issued upon conversion of the Preferred Shares or upon exercise of the Warrants, as the case may be, will be duly and validly issued, fully paid and non-assessable and will not subject the holder thereof to personal liability by reason of being such holder. There are no preemptive or similar rights of any stockholder of the Company or any other person to acquire any of the Shares. The Company has duly reserved 3,686,000 shares of Common Stock for conversion of the shares of Preferred Stock and exercise of the Warrants and the warrants issuable in connection with the Other Subscription Agreement, and such shares shall remain so reserved (subject to reduction from time to time for shares of Common Stock issued upon conversion of shares of Preferred Stock or redemption or other permitted retirement of shares of Preferred Stock), and the Company shall from time to time reserve such additional shares of Common Stock as shall be required to be reserved pursuant to the Certificate of Designations, as long as the Preferred Stock is convertible, and pursuant to the Warrants, as long as the Warrants are exercisable. The Common Stock is listed for trading on the Nasdaq SmallCap Market ("Nasdaq") and (1) the Company and the Common Stock meet the criteria for continued listing and trading on Nasdaq; (2) the Company has not been notified since December 1, 1998 by Nasdaq of any failure or potential failure to meet the criteria for continued listing and trading on Nasdaq and (3) no suspension of trading in the Common Stock is in effect. The Company knows of no reason that the Common Shares will not be eligible for listing on Nasdaq.

     (d) SUBSCRIPTION AGREEMENT AND OTHER TRANSACTION DOCUMENTS. This Agreement, the Certificate of Designations, the Registration Rights Agreement, the Warrants and the Transfer Agent Agreement and the other agreements and instruments contemplated hereby and thereby have been duly and validly authorized by the Company, this Agreement has been duly executed and delivered by the Company and this Agreement is, and the Registration Rights Agreement, the Warrants and the Transfer Agent Agreement and such other agreements, when executed and delivered by the Company, will be, valid and binding obligations of the Company enforceable in accordance with their respective terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally.

     (e) NON-CONTRAVENTION. The execution and delivery by the Company of this Agreement and the other documents contemplated by this Agreement and the consummation by the Company of the issuance of the Preferred Shares and the
Warrants  as  contemplated  by  this  Agreement,   and  the  other  transactions
contemplated by this Agreement, the Certificate of Designations, the Registration Rights Agreement, the Warrants and the Transfer Agent Agreement do not and will not, with or without the giving of notice or the lapse of time, or both (i) result in any violation of any terms of the Articles of Incorporation, as amended, or By-laws of the Company or the Subsidiary, (ii) conflict with or result in a breach by the Company or the Subsidiary of any of the terms or provisions of, or constitute a default under, or result in the modification, amendment, termination or cancellation of, result in the acceleration of any obligation of the Company or the Subsidiary under, or result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company or the Subsidiary pursuant to, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or the Subsidiary is a party or by which the Company or the Subsidiary or any of their respective properties or assets is bound or affected, except for such matters as to which consents have been obtained, (iii) violate or contravene any applicable law, rule or regulation or any applicable decree, judgment or order of any court, United States federal or state regulatory body, administrative agency or other governmental body having jurisdiction over the Company or the Subsidiary or any of their respective properties or assets or
(iv) have any material adverse effect on any permit, certification, registration, approval, consent, license or franchise necessary for the Company or the Subsidiary to own or lease and operate any of their respective properties or to conduct any of their respective businesses or the ability of the Company or the Subsidiary to make use thereof.

     (f) APPROVALS. No authorization, approval or consent of, or filing with, any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the stockholders of the Company is required to be obtained or made by the Company for (1) the execution, delivery and performance by the Company of this Agreement, the Registration Rights Agreement, the Warrants, the Transfer Agent Agreement and the other agreements and instruments contemplated hereby and thereby, (2) the execution, filing and performance by the Company of the Certificate of Designations, (3) the issuance and sale of the Preferred Shares and the issuance of the Warrants as contemplated by this Agreement and (4) the issuance of Common Shares on conversion of the Preferred Shares or upon the exercise of the Warrants, other than (v) the filing of the notification for listing of additional shares with the Nasdaq pursuant to
Section 4(e), (w) the filing of the Certificate of Designations with the Secretary of State of the State of Nevada, (x) registration of the resale of the Common Shares under the 1933 Act as contemplated by the Registration Rights Agreement, (y) as may be required under applicable state securities or "blue sky" laws and (z) filing of one or more Forms D with respect to the Securities as required under Regulation D.

     (g) INFORMATION PROVIDED. The information referred to in Section 2(e) of this Agreement does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, it being understood that, for purposes of this Section 3(g), any statement contained in such information shall be deemed to be modified or superseded for purposes of this Section 3(g) to the extent that a statement in any document included in such information which was prepared or filed with the SEC on a later date modifies or replaces such statement, whether or not such later prepared or filed statement so states. The Company has not filed any reports with the SEC under the Securities Exchange Act of 1934, as amended (the "1934 Act"), since January 2, 1999 other than the SEC Reports.

     (h) ABSENCE OF CERTAIN CHANGES. Since January 2, 1999, there has been no material adverse change and no material adverse development in the business, properties, operations, condition (financial or other), results of operations or prospects of the Company and the Subsidiary, taken as a whole, except as disclosed in the SEC Reports. Except as permitted by the following sentence or as and to the extent disclosed, reflected or reserved against in the financial statements of the Company and the notes thereto included in the SEC Reports or on Schedule 3(h) to this Agreement, neither the Company nor the Subsidiary has any material (individually or in the aggregate) liabilities, debts or obligations whether accrued, absolute, contingent or otherwise, and whether due or to become due. Subsequent to January 2, 1999, neither the Company nor the Subsidiary has incurred any liabilities, debts or obligations of any nature whatsoever which are individually or in the aggregate material to the Company and the Subsidiary taken as a whole, other than those incurred in the ordinary course of their respective businesses or disclosed in the SEC Reports.

     (i) ABSENCE OF CERTAIN PROCEEDINGS. Except as disclosed in the SEC Reports or on Schedule 3(i) to this Agreement, there is no action, suit, proceeding, inquiry or investigation before or by any court, arbitrator, public board or body or governmental agency (collectively, an "Action") pending or, to the knowledge of the Company or the Subsidiary, threatened against the Company or the Subsidiary, in any such case wherein an unfavorable decision, ruling or finding would have a material adverse effect on business, properties, operations, condition (financial or other), results of operations or prospects of the Company and the Subsidiary, taken as a whole, or the transactions contemplated by this Agreement or any of the documents contemplated hereby or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of such other documents; neither the Company or the Subsidiary nor any director or officer thereof is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty; the Company does not have pending before the SEC any request for confidential treatment of information and to the best of the Company's knowledge no such request will be made by the Company prior to the time the Registration Statement relating to the Common Shares which is contemplated by the Registration Rights Agreement is first ordered effective by the SEC; and there has not been, and to the best of the Company's knowledge there is not pending or contemplated, any investigation by the SEC involving the Company or any current or former director or officer of the Company.

     (j) PROPERTIES. The Company and the Subsidiary have good title to or leasehold interests in all property real and personal (tangible and intangible) and other assets owned by them, free and clear of all security interests, charges, mortgages, liens or other encumbrances, except with respect to capital lease obligations and protective filings by lessors and except such as are described in the SEC Reports or such as do not materially interfere with the use of such property made, or proposed to be made, by the Company or the Subsidiary. The leases, licenses or other contracts or instruments under which the Company and the Subsidiary lease, hold or are entitled to use any property, real or personal, are valid, subsisting and enforceable with only such exceptions as do not materially interfere with the use of such property made, or proposed to be made, by the Company or the Subsidiary. Neither the Company nor the Subsidiary has received notice of any material violation of any applicable law, ordinance, regulation, order or requirement relating to its owned or leased properties. The Company does not have any knowledge of, and the Company has not given or received any notice of, any pending conflicts with or infringement of the rights of others with respect to any Company Proprietary Rights (as defined herein) or with respect to any license of Company Proprietary Rights. Except as set forth on Schedule 3(j) to this Agreement, no action, suit, arbitration, or legal, administrative or other proceeding or investigation is pending, or, to the best knowledge of the Company, threatened, which involves any Company Proprietary Rights. Neither the Company nor the Subsidiary is subject to any judgment, order, writ, injunction or decree of any court or any federal, state, local, foreign or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any arbitrator, or has entered into or is a party to any contract which restricts or impairs the use of any such Company Proprietary Rights in a manner which would have a material adverse effect on the use by the Company or the Subsidiary of any of the Company Proprietary Rights. To the best knowledge of the Company, no Company Proprietary Rights and no services or products sold by the Company or the Subsidiary, conflict with or infringe upon any proprietary rights available to any third party. Neither the Company nor the Subsidiary has received written notice of any pending conflict with or infringement upon such third-party proprietary rights. Neither the Company nor the Subsidiary has entered into any consent, indemnification, forbearance to sue or settlement agreement with respect to Company Proprietary Rights other than in the ordinary course of business. No claims have been asserted by any person with respect to the validity of the Company's or the Subsidiary's ownership or right to use the Company Proprietary Rights and, to the best knowledge of the Company, there is no reasonable basis for any such claim to be successful. To the best knowledge of the Company, the Company Proprietary Rights are valid and enforceable. No registration relating to the Company Proprietary Rights has lapsed, expired or been abandoned or canceled or is the subject of cancellation or other adversarial proceedings, and all applications therefor are pending and are in good standing, except for such lapses, expirations, abandonments, cancellations, adversarial proceedings or failures to be in good standing which would not, singly or in the aggregate, have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company and the Subsidiary, taken as a whole. The Company and the Subsidiary have complied, in all material respects, with their respective contractual obligations relating to the protection of the Company Proprietary Rights used pursuant to licenses. To the best knowledge of the Company, no person is infringing on or violating the Company Proprietary Rights. As used herein, the term "Company Proprietary Rights" means all patents, patent applications, inventions, trademarks, trade names, applications for registration of trademarks, service marks, service mark applications, domain names, copyrights, know-how, manufacturing processes, formulae, trade secrets, licenses and rights in any thereof and any other intangible property and assets which are material to the businesses of the Company and the Subsidiary as now conducted, as proposed to be conducted or as described in this Agreement.

     (k) LABOR RELATIONS. Except as disclosed in the SEC Reports, no material labor problem exists or, to the knowledge of the Company or the Subsidiary, is imminent with respect to any of the employees of the Company or the Subsidiary.

     (l) SEC FILINGS. The Company has timely filed (subject to extensions granted pursuant to Rule 12b-25 under the 1934 Act) all required forms, reports and other documents required to be filed by the Company with the SEC under the 1934 Act. All of such forms, reports and other documents complied, when filed, in all material respects, with all applicable requirements of the 1933 Act and the 1934 Act.

     (m) ABSENCE OF BROKERS, FINDERS, ETC. No broker, finder or similar person is entitled to any commission, fee or other compensation by reason of the transactions contemplated by this Agreement other than Reedland Capital Partners and the Company shall pay, and indemnify and hold harmless the Buyer from, any claim made against the Buyer by such entity or any other person for any such commission, fee or other compensation.

     (n) NO SOLICITATION. No form of general solicitation or general advertising was used by the Company or, to the best of its knowledge, any other person acting on behalf of the Company, in respect of or in connection with the offer and sale of the Securities. Neither the Company nor, to its knowledge, any person acting on behalf of the Company has, either directly or indirectly, sold or offered for sale to any person any of the Preferred Shares or the Warrants or, within the six months prior to the date hereof, any other similar security of the Company except as contemplated by this Agreement and the Other Subscription Agreement; and neither the Company nor any person authorized to act on its behalf will sell or offer for sale any shares of Preferred Stock or shares of Common Stock or Warrants, or solicit any offers to buy any shares of Preferred Stock or shares of Common Stock or Warrants, in each case so as thereby to cause the issuance or sale of any of the Shares or the issuance of the Warrants to be in violation of Section 5 of the 1933 Act.

     (o) CERTAIN ISSUANCES OF SECURITIES. The Company has not issued any shares of Common Stock or shares of any series of preferred stock or other securities convertible into, exchangeable for or otherwise entitling the holder to acquire shares of Common Stock which are subject to Rule 4310(c)(25)(H) of the Nasdaq as in effect from time to time or any successor, replacement or similar provision thereof or of any other market on which the Common Stock is listed for trading (the "Stockholder Approval Rule") and which would be integrated with the sale of the Preferred Shares to the Buyer or the issuance of Common Shares upon conversion thereof or upon exercise of the Warrants for purposes of the Stockholder Approval Rule.

     (p) ABSENCE OF RIGHTS AGREEMENT. The Company has not adopted a shareholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company.

     4. CERTAIN COVENANTS AND ACKNOWLEDGMENTS.

     (a) TRANSFER RESTRICTIONS. The Company and the Buyer acknowledge and agree that (1) the Preferred Shares and the Warrants have not been and are not being registered under the provisions of the 1933 Act and, except as provided in the Registration Rights Agreement with respect to the resale of the Common Shares, the Common Shares have not been and are not being registered for resale under the 1933 Act, and the Securities may not be transferred unless (A) subsequently registered for resale thereunder or (B) the Buyer shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; (2) any resale of the Securities made in reliance on Rule 144 promulgated under the 1933 Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any such resale of Securities under circumstances in which the seller, or the person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the 1933 Act, may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (3) neither the Company nor any other person is under any obligation to register the Securities (other than pursuant to the Registration Rights Agreement) under the 1933 Act or to comply with the terms and conditions of any exemption thereunder (other than pursuant to Section 4(d) hereof and pursuant to the Registration Rights Agreement).

     (b) RESTRICTIVE LEGEND. (1) The Buyer acknowledges and agrees that the Preferred Shares shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the Preferred Shares):

     The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The securities have been acquired for investment and may not be sold, transferred or assigned in the absence of an effective registration statement for the securities under the Securities Act of 1933, as amended, or an opinion of counsel reasonably acceptable to the Company that registration is not required under said Act.

     The number of shares constituting the portion of the Maximum Share Amount, as defined in the Certificate of Designations of the Series B Convertible Preferred Stock (the "Certificate of Designations"), allocated to the shares represented by this certificate for purposes of conversion thereof is 2,577,000.

     Section 10(b)(3)(a) of the Certificate of Designations permits a holder of the securities represented by this certificate to convert such securities in accordance with the Certificate of Designations without being required to surrender this certificate to the Company unless all of the securities represented hereby are so converted. Consequently, following conversion of any of the securities represented by this certificate, the number of shares represented by this certificate may be less than the number of shares stated hereon. Upon request of any proposed transferee of this certificate, the Company will provide confirmation of the number of shares evidenced by this certificate.

     (2) The Buyer further acknowledges and agrees that the Warrants shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the Warrants):

     The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The securities have been acquired for investment and may not be resold, transferred or assigned in the absence of an effective registration statement for the securities under the Securities Act of 1933, as amended, or an opinion of counsel reasonably acceptable to the Company that registration is not required under said Act.

     (3) The Buyer further acknowledges and agrees that until such time as the Common Shares have been registered for resale under the 1933 Act as contemplated by the Registration Rights Agreement, the certificates for the Common Shares may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for the Common Shares):

     The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The securities have been acquired for investment and may not be resold, transferred or assigned in the absence of an effective registration statement for the securities under the Securities Act of 1933, as amended, or an opinion of counsel reasonably acceptable to the Company that registration is not required under said Act.

     (4) Once the Registration Statement required to be filed by the Company pursuant to Section 2 of the Registration Rights Agreement has been declared effective, thereafter (1) upon request of the Buyer the Company will substitute certificates without restrictive legend for certificates for any Common Shares issued prior to the date such Registration Statement is declared effective by the SEC which bear such restrictive legend and remove any stop-transfer restriction relating thereto promptly, but in no event later than three Trading Days (as defined in the Certificate of Designations) after surrender of such certificates by the Buyer and (2) the Company shall not place any restrictive legend on certificates for Common Shares issued on conversion of the Preferred Shares or upon exercise of the Warrants or impose any stop-transfer restriction thereon.

     (c) REGISTRATION RIGHTS AGREEMENT. The parties hereto agree to enter into the Registration Rights Agreement in the form attached hereto as ANNEX III on or before the Closing Date.

     (d) FORM D. The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to the Buyer promptly after such filing. The Buyer agrees to cooperate with the Company in connection with such filing and, upon request of the Company, to provide all information relating to the Buyer reasonably required for such filing.

     (e) AUTHORIZATION FOR TRADING; REPORTING STATUS. On or before the Closing Date, the Company shall file a notification for listing of additional shares with the Nasdaq relating to the Common Shares and shall provide evidence of such filing to the Buyer. So long as the Buyer beneficially owns any of the Preferred Shares, the Warrants or the Common Shares, the Company shall file all reports required to be filed with the SEC pursuant to Section 13 or 15(d) of the 1934 Act and, except for a sale of the Company, merger or other business combination effected in accordance with the Certificate of Designations and the Warrants, the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination.

     (f) USE OF PROCEEDS. Neither the Company nor the Subsidiary owns or has any present intention of acquiring any "margin stock" as defined in Regulation G (12 CFR Part 207) of the Board of Governors of the Federal Reserve System ("margin stock"). The proceeds of sale of the Preferred Shares will be used for general working capital purposes and in the operation of the Company's business. None of such proceeds will be used, directly or indirectly (1) to make any loan to or investment in any other person (other than financing the Company's subsidiaries in the ordinary course of business or in connection with an acquisition of another corporation or business or assets of another corporation or business) or
(2) for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any margin stock or for the purpose of maintaining, reducing or retiring any indebtedness which was originally incurred to purchase or carry any stock that is currently a margin stock or for any other purpose which might constitute the transactions contemplated by this Agreement a "purpose credit" within the meaning of such Regulation G. Neither the Company nor any agent acting on its behalf has taken or will take any action which might cause this Agreement or the transactions contemplated hereby to violate Regulation G, Regulation T or any other regulation of the Board of Governors of the Federal Reserve System or to violate the 1934 Act, in each case as in effect now or as the same may hereafter be in effect.

     (g) BLUE SKY LAWS. On or before the Closing Date, the Company shall take such action as shall be necessary to qualify, or to obtain an exemption for, the Preferred Shares for sale to the Buyer and the Warrants for issuance to the Buyer pursuant to this Agreement and the Common Shares for issuance to the Buyer on conversion of the Preferred Shares and exercise of the Warrants under such of the securities or "blue sky" laws of jurisdictions as shall be applicable to the sale of the Preferred Shares and the issuance of the Warrants pursuant to this Agreement and the issuance to the Buyer of Common Shares on conversion of the Preferred Shares and exercise of the Warrants. The Company shall furnish copies of all filings, applications, orders and grants or confirmations of exemptions relating to such securities or "blue sky" laws on or prior to the Closing Date.

     (h) CERTAIN EXPENSES. Whether or not the closing occurs, the Company shall pay or reimburse the Buyer for all reasonable expenses (including, without limitation, legal fees and expenses of counsel to the Buyer and the Buyer's due diligence expenses) not in excess of $25,000 incurred by the Buyer in connection with this Agreement and the transactions contemplated hereby (in addition to the payment of the Buyer's expenses as provided in the Registration Rights
Agreement). In addition, the Company shall pay on demand all expenses incurred by the Buyer, including reasonable attorneys' fees and expenses, as a consequence of, or in connection with (1) the negotiation, preparation or execution of any amendment, modification or waiver of this Agreement, the Certificate of Designations, the Registration Rights Agreement, the Warrants, the Transfer Agent Agreement and the other agreements and instruments contemplated hereby and thereby requested by the Company, (2) any default or breach of any of the Company's obligations set forth in any of such agreements or instruments and (3) the enforcement or restructuring of any right of, including the collection of any payments due, the Buyer under any of such agreements or instruments, including any action or proceeding relating to such enforcement, or any order, injunction or other process seeking to restrain the Company from paying any amount due the Buyer, in which the Buyer prevails.

     (i) CERTAIN ISSUANCES OF SECURITIES. (1) Unless the Company obtains the Stockholder Approval (as defined in the Certificate of Designations) or a waiver thereof from the Nasdaq, the Company will not issue any shares of Common Stock or shares of any other series of preferred stock or other securities convertible into, exchangeable for, or otherwise entitling the holder to acquire, shares of Common Stock which would be subject to the requirements of the Stockholder Approval Rule and which would be integrated with the sale of the Preferred Shares and issuance of the Warrants to the Buyer or the issuance of Common Shares upon conversion of the Preferred Shares or upon exercise of the Warrants for purposes of the Stockholder Approval Rule.

     (2) During the period from the date of this Agreement to the later of (i) the date which is one year after the Closing Date and (ii) the date on which the Registration Statement shall have been effective with the SEC for 270 consecutive days, the Company shall not offer, sell, contract to sell or issue (or engage any person to assist the Company in taking any such action) (A) any security (whether debt or equity) with conversion or exchange terms similar in nature to the conversion rights of the Preferred Stock, (B) any equity securities or securities convertible into, exchangeable for or otherwise entitling the holder to acquire, any Common Stock at a price below the market price of the Common Stock on the date of such issuance (or below an average market price for a reasonable period prior to such issuance) or (C) any equity securities or securities which by their terms are convertible into, exchangeable for or otherwise entitle the holder to acquire, any Common Stock at a price below the market price of the Common Stock on the date of conversion, exchange or other exercise thereof (or below an average market price for a reasonable period prior to such conversion, exchange or other exercise) (collectively, "Equity Securities"); provided, however, that nothing in this Section 4(i)(2) shall prohibit the Company from issuing securities (v) which are equity (not debt) securities issued in a single transaction for aggregate gross consideration of up to $5,000,000 and which (i) are purchased, for or are convertible into or are exercisable for shares of Common Stock, at a fixed price not more than 20% below the market price of the Common Stock on the date of issuance (or below an average market price for a reasonable period prior to such issuance), and (ii) are not subject to any future adjustment related to changes in the market price of the Common Stock pursuant to which additional shares or other securities may be issued, cash payments become due, or the conversion or exercise price of any convertible security may be reduced, other than pursuant to customary antidilution provisions for stock splits and similar events, (w)
pursuant to compensation plans or arrangements for employees, directors, officers, advisers or consultants of the Company and in accordance with the terms of such plans as in effect as of the date of this Agreement or as thereafter approved by the Board of Directors of the Company, (x) upon exercise of conversion, exchange, purchase or similar rights issued, granted or given by the Company and outstanding as of the date of this Agreement and disclosed in the SEC Reports or this Agreement, (y) pursuant to a public offering underwritten on a firm commitment basis registered under the 1933 Act or (z) as part of a transaction involving a strategic alliance, acquisition of stock or assets, merger, collaboration, joint venture, partnership or other similar arrangement of the Company with another corporation, partnership or other business entity which is engaged in a business similar to or related to the business of the Company, so long as in the case of this clause (z) the Board of Directors by resolution duly adopted (and a copy of which shall be furnished to the Buyer promptly after adoption) determines that such issuance is fair to the holders of each class and series of capital stock of the Company and to the Buyer in respect of its equity interest in the Company that is represented by the Preferred Shares and the Warrants.

     (3) Subject to the restrictions in Sections 4(i)(1) and 4(i)(2), during the period from the date of execution and delivery of this Agreement to the date which is 180 days after the later of (i) the date which is one year after the Closing Date and (ii) the date on which the Registration Statement shall have been effective with the SEC for 270 consecutive days, the Company shall not offer, sell, contract to sell or issue (or engage any person to assist the Company in taking any such action) any Equity Securities without giving the Buyer the first right to acquire the Equity Securities on the same terms as the Equity Securities are to be offered to other investors; provided, however, that this Section 4(i)(3) shall not apply to the offer or sale of Equity Securities by the Company in the transactions, and subject to the conditions, set forth in clauses (v), (w), (x), (y) and (z) of the proviso to the first sentence of
Section 4(i)(2) above. The Company shall give notice to the Buyer of the detailed terms of the Equity Securities proposed to be issued and, promptly after being requested by the Buyer, such other information as reasonably requested by the Buyer. Such request by the Buyer shall be made not later than five Business Days after receipt of such notice from the Company. The Buyer may, by notice to the Company, exercise such right of first refusal at any time until the later of (x) ten Business Days after such notice from the Company to the Buyer and (y) five Business Days after the Company provides such additional information as shall have been requested by the Buyer.

     (j) CERTAIN SELLING RESTRICTIONS. So long as the Company is in compliance in all material respects with its obligations to the Buyer under this Agreement, the Certificate of Designations, the Warrants and the Registration Rights Agreement, during the 20 consecutive Trading Days (as defined in the Certificate of Designations) immediately preceding the Initial Reset Date (as defined in the Certificate of Designations) and each Biannual Reset Date (as defined in the
Certificate of Designations), the Buyer agrees on its behalf and on behalf of its Affiliates (as defined in the Certificate of Designations) that it will not
(1) sell any shares of Common Stock on Nasdaq or any other market where the Common Stock is then listed for trading unless such sale is made at or above
130% of the Fixed Conversion Price (as defined in the Certificate of Designations) or (2) engage in any short sales or other hedging transactions relating to the Common Stock.

     (k) TRANSACTIONS WITH AFFILIATES. Except as set forth on Schedule 4(k) to this Agreement, so long as any shares of Preferred Stock are outstanding the Company will not, and will not permit any subsidiary of the Company, directly or indirectly, to pay any funds to or for the account of, make any investment (whether by acquisition of stock or indebtedness, by loan, advance, transfer of property, guarantee or other agreement to pay, purchase or service, directly or indirectly, any indebtedness, or otherwise) in, lease, sell, transfer or otherwise dispose of any assets, tangible or intangible, to, or participate in, or effect any transaction in connection with, any joint enterprise or other joint arrangement with, any Affiliate of the Company except on terms to the Company or such subsidiary no less favorable than terms that could be obtained by the Company or such subsidiary from a person that is not an Affiliate of the Company, as determined in good faith by the Board of Directors of the Company.

     (l) STOCKHOLDER APPROVAL. The Company shall seek and use its best efforts to obtain at the earlier of (1) the Company's next regularly scheduled Annual Meeting of Stockholders and (2) a special meeting of stockholders to be held on or before June 15, 2000, Stockholder Approval of the issuance of all shares of Preferred Stock issuable pursuant to the Certificate of Designations and all shares of Common Stock issuable upon conversion of the Preferred Stock. The Company shall prepare and file with the SEC at least 20 days prior to the scheduled mailing of notice of such meeting preliminary proxy materials which set forth a proposal to seek such Stockholder Approval. The Company shall provide the Buyer an opportunity to consult with the Company regarding the content of such proxy materials insofar as it relates to the Stockholder Approval by providing copies of such preliminary proxy materials and any revised preliminary proxy materials to the Buyer a reasonable period of time prior to their filing with the SEC. The Company shall furnish to the Buyer and its counsel a copy of its definitive proxy materials for such meeting and any amendments or supplements thereto promptly after the same are mailed to stockholders or filed with the SEC.

     (m) BEST EFFORTS. Each of the parties shall use its best efforts timely to satisfy each of the conditions to the other party's obligations to sell and purchase the Preferred Shares set forth in Section 6 or 7, as the case may be, of this Agreement on or before the Closing Date.

     5. TRANSFER AGENT AGREEMENT; CONVERSION PROCEDURE.

     (a) TRANSFER AGENT  AGREEMENT.  Prior to the Closing Date, the Company will
(1) execute and deliver the Transfer Agent Agreement in the form attached hereto as ANNEX IV and thereby irrevocably instruct, Signature Stock Transfer, Inc., as Transfer Agent and Registrar (the "Transfer Agent"), to issue certificates for the Common Shares from time to time upon conversion of the Preferred Shares and exercise of the Warrants in such amounts as specified from time to time to the Transfer Agent in the Notices of Conversion surrendered in connection with such conversions and referred to in Section 5(b) of this Agreement and the Form of Subscription in the form attached to the Warrants and (2) appoint the Transfer Agent the conversion agent for the Preferred Stock and the exercise agent for the Warrants. The certificates for the Common Shares may bear the restrictive legend specified in Section 4(b) of this Agreement prior to registration of the resale of the Common Shares under the 1933 Act. The certificates for the Common Shares shall be registered in the name of the Buyer or its designee and in such denominations to be specified by the Buyer in connection with each conversion of Preferred Shares or exercise of the Warrants. The Company warrants that no instruction other than (x) such instructions referred to in this Section 5, (y) stop transfer instructions to give effect to Section 4(a) prior to registration of the resale of the Common Shares under the 1933 Act and (z) the instructions required by Section 3(n) of the Registration Rights Agreement will be given by the Company to the Transfer Agent and that the Common Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement. Nothing in this Section 5(a) shall limit in any way the Buyer's obligations and agreement to comply with the registration requirements of the 1933 Act upon resale of the Common Shares. If the Buyer provides the Company with an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company and its legal counsel, that registration of a resale by the Buyer of any of the Securities is not required under the 1933 Act, the Company shall permit the transfer of such Securities and, in the case of the Common Shares, in accordance with clause (1)(B) of
Section 4(a) of this Agreement, promptly instruct the Transfer Agent to issue upon transfer one or more share certificates in such name and in such denominations as specified by the Buyer within three Business Days after receipt of such opinion. Nothing in this Section 5(a) shall limit the obligations of the Company under Section 3(n) of the Registration Rights Agreement.

     (b) CONVERSION PROCEDURE. In connection with the exercise of conversion rights relating to the Preferred Shares, the Buyer or any subsequent holder of the Preferred Shares shall complete, sign and furnish to the Transfer Agent a Notice of Conversion of Series B Convertible Preferred Stock in the form attached hereto as ANNEX V (a "Conversion Notice") and shall provide a copy thereof to the Company, which actions shall be deemed to satisfy all requirements of the Certificate of Designations.

     6. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL AND ISSUE.

     The Buyer understands that the Company's obligation to sell the Preferred Shares and issue the Warrants to the Buyer pursuant to this Agreement is conditioned upon the satisfaction of the following conditions precedent on or before the Closing Date (any or all of which may be waived by the Company in its sole discretion):

     (a) The receipt and acceptance by the Company of this Agreement as evidenced by execution of this Agreement by the Company and delivery of an executed counterpart of this Agreement to the Buyer or its legal counsel; and

     (b) The accuracy on the Closing Date of the representations and warranties of the Buyer contained in this Agreement as if made on the Closing Date and the performance by the Buyer on or before the Closing Date of all covenants and agreements of the Buyer required to be performed on or before the Closing Date.

     7. CONDITIONS TO THE BUYER'S OBLIGATION TO PURCHASE.

     The Company understands that the Buyer's obligation to purchase the Preferred Shares and acquire the Warrants on the Closing Date is conditioned upon the satisfaction of the following conditions precedent on or before the Closing Date (any or all of which may be waived by the Buyer in its sole discretion):

     (a) The accuracy on the Closing Date of the representations and warranties of the Company contained in this Agreement as if made on the Closing Date and the performance by the Company on or before the Closing Date of all covenants and agreements of the Company required to be performed on or before the Closing Date, and receipt by the Buyer of a certificate, dated the Closing Date, of the Chief Executive Officer of the Company confirming such matters and such other matters as the Buyer may reasonably request;

     (b) The receipt by the Buyer of confirmation of the filing with the Secretary of State of the State of Nevada of the Certificate of Designations;

     (c) The receipt by the Buyer of a certificate, dated the Closing Date, of the Secretary of the Company certifying (1) the Articles of Incorporation, as amended, and By-Laws of the Company as in effect on the Closing Date and (2) all resolutions of the Board of Directors (and committees thereof) of the Company relating to this Agreement and the transactions contemplated hereby;

     (d) The Transfer Agent shall have executed and delivered the Transfer Agent Agreement in the form attached hereto as ANNEX IV; and

     (e) Receipt by the Buyer on the Closing Date of (i) an opinion of Snell & Wilmer L.L.P., counsel for the Company, dated the Closing Date, in form, scope and substance reasonably satisfactory to the Buyer, to the effect set forth in ANNEX VI attached hereto and (ii) an opinion of James, Driggs, Walch, Santoro, Kearney, Johnson & Thompson, Nevada counsel to the Company, dated the Closing Date, in form, scope and substance reasonably satisfactory to the Buyer, to the effect set forth in ANNEX VII attached hereto.

     8. MISCELLANEOUS.

     (a) GOVERNING LAW. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Arizona.

     (b) COUNTERPARTS. This Agreement may be executed in counterparts and by the parties hereto on separate counterparts, all of which together shall constitute one and the same instrument. A facsimile transmission of this Agreement bearing a signature on behalf of a party hereto shall be legal and binding on such party. Although this Agreement is dated as of the date first set forth above, the actual date of execution and delivery of this Agreement by each party is the date set forth below such party's signature on the signature page hereof. Any reference in this Agreement or in any of the documents executed and delivered by the parties hereto in connection herewith to (1) the date of execution and delivery of this Agreement by the Buyer shall be deemed a reference to the date set forth below the Buyer's signature on the signature page hereof, (2) the date of execution and delivery of this Agreement by the Company shall be deemed a reference to the date set forth below the Company's signature on the signature page hereof and (3) the date of execution and delivery of this Agreement or the date of execution and delivery of this Agreement by the Buyer and the Company shall be deemed a reference to the later of the dates set forth below the signatures of the parties on the signature page hereof.

     (c) HEADINGS, ETC. The headings, captions and footers of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

     (d) SEVERABILITY. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

     (e) AMENDMENTS. No amendment, modification, waiver, discharge or termination of any provision of this Agreement nor consent to any departure by the Buyer or the Company therefrom shall in any event be effective unless the same shall be in writing and signed by the Company and the holders of a majority in interest of the outstanding shares of Preferred Stock, and then shall be effective only in the specific instance and for the purpose for which given. No course of dealing between the parties hereto shall operate as an amendment of this Agreement.

     (f) WAIVERS. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, or any course of dealings between the parties, shall not operate as a waiver thereof or an amendment hereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or exercise of any other right or power.

     (g) NOTICES. Any notices required or permitted to be given under the terms of this Agreement shall be delivered personally (which shall include telephone line facsimile transmission with answer back confirmation) or by courier and shall be effective upon receipt, in the case of the Company addressed to the Company at its address shown in the introductory paragraph of this Agreement,
Attention: Chief Executive Officer (telephone line facsimile transmission number
(602) 331-0941) or, in the case of the Buyer, at its address or telephone line facsimile transmission number shown on the signature page of this Agreement, with a copy to Genesee International, Inc., 10500 N.E. 8th Street, Suite 1920, Bellevue, Washington 98004-4332 (telephone line facsimile transmission number
(425) 462-4645) or such other address or telephone line facsimile transmission number as a party shall have provided by notice to the other party in accordance with this provision. The Buyer hereby designates as its address for any notice required or permitted to be given to the Buyer pursuant to the Certificate of Designations the address shown on the signature page of this Agreement, with a copy to: Advantage Fund II Ltd., c/o Genesee International, Inc., 10500 N.E. 8th Street, Suite 1920, Bellevue, Washington 98004-4332 (facsimile number (425) 462-4645), until the Buyer shall designate another address for such purpose.

     (h) ASSIGNMENT. Prior to the Closing Date, the Buyer may not assign its rights and obligations under this Agreement. Any transfer of the Preferred Shares or the Warrants by the Buyer after the Closing Date shall be made in accordance with Section 4(a) and shall involve at least 200 shares of Preferred Stock and Warrants to purchase at least 50,000 shares of Common Stock (unless a lesser number of shares of Preferred Stock or Warrants is then outstanding); provided, however, that there shall be no limitation on the number of shares of Preferred Stock or the number of shares of Common Stock represented by Warrants which are transferable to Affiliates of the Buyer. After the Closing Date, the Buyer shall have the right to assign its rights and obligations under this Agreement in connection with any transfer of the Buyer's rights under the Registration Rights Agreement by compliance with the provisions of Section 9 of the Registration Rights Agreement.

     (i) SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The respective representations, warranties, covenants and agreements of the Buyer and the Company contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall survive the delivery of and payment for the Preferred Shares and shall remain in full force and effect regardless of any investigation made by or on behalf of them or any person controlling or advising any of them.

     (j) ENTIRE AGREEMENT. This Agreement and its Schedules and Annexes set forth the entire agreement between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, whether written or oral, with respect thereto.

     (k) TERMINATION. Either party shall have the right to terminate this Agreement by giving notice to the other party at any time at or prior to the Closing Date if:

     (1) the other party shall have failed, refused, or been unable at or prior to the date of such termination of this Agreement to perform any of its obligations hereunder;

     (2) any other condition of the terminating party's obligations hereunder is not fulfilled; or

     (3) the closing shall not have occurred on a Closing Date on or before March 10, 2000, other than solely by reason of a breach of this Agreement by the terminating party.

Any such termination shall be effective upon the giving of notice thereof by the terminating party. Upon such termination, neither party shall have any further obligation to the other party hereunder; provided, however, that each party shall remain liable for any breach of this Agreement or the other documents contemplated hereby which occurred on or prior to the date of such termination.

     (l) FURTHER ASSURANCES. Each party to this Agreement will perform any and all acts and execute any and all documents as may be necessary and proper under the circumstances in order to accomplish the intents and purposes of this Agreement and to carry out its provisions.

     (m) PUBLIC STATEMENTS, PRESS RELEASES, ETC. The Company and the Buyer shall have the right to approve before issuance any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of the Buyer, to make any press release or other public disclosure with respect to such transactions as is required by applicable law or Nasdaq regulation (although the Buyer shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release and shall be provided with a copy thereof).

     (n) CONSTRUCTION. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

     IN WITNESS WHEREOF, this Agreement has been duly executed by the Buyer and the Company by their respective officers or other representatives thereunto duly authorized on the respective dates set forth below.


NUMBER OF SHARES: 1,500

PRICE PER SHARE:  $1,000.00

AGGREGATE PURCHASE PRICE: $1,500,000.00

NUMBER OF WARRANT SHARES: 187,500


                                     ADVANTAGE FUND II LTD.

                                     By:  Genesee International, Inc.,
                                          as General Manager


                                     By: /s/ Donald R. Morken
                                        ----------------------------------------
                                        Donald R. Morken
                                        President

                                     Date: March 9, 2000
                                          --------------------------------------
                                     Address:  c/o CITCO
                                               Kaya Flamboyan 9
                                               Curacao, Netherlands Antilles

                                               Facsimile No.: 011-599-9732-2008



                                     TITAN MOTORCYCLE CO. OF AMERICA



                                     By: /s/ Francis S. Keery
                                        ----------------------------------------
                                        Name: Francis S. Keery
                                        Title: Chief Executive Officer

                                     Date: March 7, 2000